UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 5, 2007

ADC Telecommunications, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-1424	41-0743912
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13625 Technology Drive, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952.938.8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

We are in the process of preparing a restatement of our audited consolidated financial statements as of October 31, 2006. We intend to file an amendment to our Annual Report on Form 10-K for the fiscal year ended October 31, 2006 that will include restated financial statements and amendments to related disclosures for the fiscal periods covered by that report. Item 4.02 contains additional information about restatements to the financial results of the Company as of October 31, 2006, and is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In the third quarter of fiscal 2006, our Board of Directors approved a plan to divest our APS France professional services business. As a result, we classified the APS France services business as discontinued operations in the third quarter of fiscal 2006 and recorded an impairment charge of $10.6 million. At the time we recorded this impairment charge, we should have included an additional $6.7 million impairment charge related to the write off of the currency translation adjustment account balance, in accordance with the requirements of EITF 01-05, "Application of FASB Statement No. 52 to an Investment Being Evaluated for Impairment That Will Be Disposed Of."

On March 5, 2007, management and our Audit Committee determined that, because the impairment charge recorded in the third quarter of fiscal 2006 should have included the write-off of the currency translation adjustment account balance, the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2006 and third and fourth quarter information contained therein, should not be relied upon and should be restated. Our Amended Annual Report on Form 10-K for the fiscal year ended October 31, 2006, which we intend to file as soon as practicable, will include such restated financial statements. Management and the Audit Committee have discussed this matter with our independent registered accounting firm, Ernst & Young LLP, and they are in agreement with revising the accounting for the impairment charge and agree that the above-referenced financial statements should be restated.

The incorrect impairment charge had no impact on the following financial statement line items for the year ended October 31, 2006:

• Operating income

• Income from continuing operations

• Basic and diluted earnings per share from continuing operations

• Working capital or any asset or liability account

• Cash flow from operations – continuing operations

• Total shareowners’ investment.

The impact of recording the additional impairment charge in the appropriate quarter is contained in Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Telecommunications, Inc.

March 5, 2007	By:	Gokul V. Hemmady

Name: Gokul V. Hemmady
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Impact of Impairment Charge